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                                                                                                   =============================
[LOGO OF AMERICAN LEGACY III]                                                                         The Lincoln National Life
                                               American Legacy III C                                     Insurance Company
                                            Variable Annuity Application                                   Fort Wayne, Indiana
                                                                                                   =============================
====================================================================================================================================
Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
====================================================================================================================================
 1a  Contract Owner
     _________________________________________________________    Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name or trust name*
                                                                  Date of birth  [_][_]  [_][_] [_][_]        [_] Male   [_] Female
                                                                                 Month     Day   Year
     _________________________________________________________
     Street address
                                                                  Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
     __________________________________________________________
     City                                State         ZIP
                                                                  Date of trust*  [_][_]  [_][_] [_][_]  Is trust revocable?*
     __________________________________________________________                    Month    Day    Year    [_] Yes [_] No
     Trustee name*
     Note: Maximum age of Contract Owner is 90.                   *This information is required for trusts.
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 1b  Joint Contract Owner

     __________________________________________________________   Social Security Number  [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name
                                                                  Date of birth  [_][_]  [_][_] [_][_]     [_] Male   [_] Female
                                                                                  Month   Day    Year
     Note: Maximum age of Joint Contract Owner is 90.                                                      [_] Spouse [_] Non-Spouse
====================================================================================================================================
 2a  Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)

     _________________________________________________________    Social Security number   [_][_][_]-[_][_]-[_][_][_][_]
     Full legal name
                                                                  Date of birth  [_][_]  [_][_] [_][_]        [_] Male   [_] Female
     _________________________________________________________                   Month     Day   Year
     Street address

     __________________________________________________________   Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
     City                                State         ZIP
     Note: Maximum age of Contract Owner is 90.
-----------------------------------------------------------------------------------------------------------------------------------
 2b  Contingent Annuitant
                                                                  Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     _________________________________________________________
     Full legal name
     Note: Maximum age of Contingent Annuitant is 90.
====================================================================================================================================
 3   Beneficiary(ies) of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)
                                                                                                                            %
     ____________________________________________________________     _______________________________     _________   ________
     Full legal name or trust name*  [_] Primary  [_]  Contingent     Relationship to Contract Owner      SSN/TIN
                                                                                                                            %
     ____________________________________________________________     _______________________________     _________   ________
     Full legal name or trust name*  [_] Primary  [_]  Contingent     Relationship to Contract Owner      SSN/TIN
                                                                                                                            %
     ____________________________________________________________     _______________________________     _________   ________
     Full legal name or trust name*  [_] Primary  [_]  Contingent     Relationship to Contract Owner      SSN/TIN

                                                                      Date of trust*  [_][_]  [_][_] [_][_]  Is trust revocable?*
     __________________________________________________________                        Month    Day    Year    [_] Yes [_] No
     Executor/Trustee name*
                                                                      *This information is required for trusts.
To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
====================================================================================================================================
 4   Type of American Legacy Contract

     Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange

     Tax-Qualified (must complete plan type): [_] Initial Contribution, Tax Year ______    OR   [_]  Transfer   OR  [_]  Rollover

     Plan Type (check one): [_] Roth IRA  [_] Traditional IRA  [_] Non-ERISA403(b)* (transfers only) *Indicate plan year-end:
                                                                                                                      [_][_]  [_][_]
                                                                                                                      Month    Day
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
5a Allocation (This section must be completed.)                            5b Dollar Cost Averaging (Complete only if electing DCA.)

   Initial minimum: $10,000                                                   $1,500 minimum required in the Holding Account
                                                                            ------------------------------------------------------

   Future contributions will follow the allocation below. If                  Total amount to DCA:          $ ________________
   DCA option is selected, the entire amount of each future                           OR
   contribution will follow the allocation in Section 5b.
                                                                               MONTHLY mount to DCA         $ ________________
   If no allocations are specified in Section 5a or 5b, the entire          ------------------------------------------------------
   amount will be allocated to the Cash Management Fund pending                OVER THE FOLLOWING PERIOD:     ________________
   instructions from the Contract Owner.                                                                        MONTHS (6-60)
   ---------------------------------------------------------------          ------------------------------------------------------
   Please allocate my contribution of:                                         FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   $ __________________  OR  $ __________________                              [_] DCA Fixed Account
     Initial contribution      Approximate amount                              [_] Cash Management Fund*
                               from previous carrier                           [_] U.S. Govt./AAA-Rated Securities Fund*
   ---------------------------------------------------------------          ------------------------------------------------------
   INTO THE FUND(S) BELOW   .                                                  INTO THE FUND(S) BELOW   .
   ---------------------------------------------------------------          ------------------------------------------------------
   Use whole percentages                                                       Use whole percentages      *The DCA Holding Account
                                                                                                           and the DCA fund elected
                                                                                                           cannot be the same.
                %  Global Growth Fund                                                       %  Global Growth Fund
   ______________                                                              ______________
                %  Global Small Capitalization Fund                                         %  Global Small Capitalization Fund
   ______________                                                              ______________
                %  Growth Fund                                                              %  Growth Fund
   ______________                                                              ______________
                %  International Fund                                                       %  International Fund
   ______________                                                              ______________
                %  New World Fund                                                           %  New World Fund
   ______________                                                              ______________
                %  Growth-Income Fund % Asset Allocation Fund                               %  Growth-Income Fund
   ______________                                                              ______________
                %  Asset Allocation Fund                                                    %  Asset Allocation Fund
   ______________                                                              ______________
                %  High-Yield Bond Fund                                                     %  High-Yield Bond Fund
   ______________                                                              ______________
                %  Bond Fund                                                                %  Bond Fund
   ______________                                                              ______________
                %  U.S. Govt./AAA-Rated Securities Fund                                     %  U.S. Govt./AAA-Rated Securities Fund*
   ______________                                                              ______________
                %  Cash Management Fund                                                     %  Cash Management Fund*
   ______________                                                              ______________
                %  DCA Fixed Account (must complete 5b)                                     %  Total (must = 100%)
   ______________                                                              ==============
                                                                            ------------------------------------------------------
                %  Total (must = 100%)                                         Future contributions will not automatically start a
    =============                                                              new DCA program. Instructions must accompany each DCA
    ------------------------------------------------------                     contribution.
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 5c  Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form
     (28887).
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 6   Automatic Withdrawals
     ------------------------------------------------------------------------------------------------------------------------
     [_] Please provide me with automatic withdrawals of $ _________________________

     [_]  Monthly     [_]   Quarterly   [_]   Semiannually    [_]   Annually    Begin withdrawals in [_][_]   [_][_]
                                                                                                      Month    Year
     ------------------------------------------------------------------------------------------------------------------------
     ELECT ONE: [_] Do withhold taxes              [_] Do not withhold taxes

     ELECT ONE: [_] Send check to address of record      OR     [_]  Send check to the following alternate address:

     Note: If no tax withholding selection is made, taxes will be withheld.
                                                                             ____________________________________________________
     For direct deposit into your bank account,
     an electronic fund transfer form must be                                ____________________________________________________
     completed and submitted with a voided check.
                                                                             ____________________________________________________
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 7   Automatic Bank Draft
     _____________________________________________________________    ______________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     __________________________________________________________________________________________________________ ATTACH VOIDED CHECK
     Bank name                                                                          ABA number
     _______________________________________________________________________________________________________________________________
     Bank street address                                City                                         State                  ZIP

     Automatic bank draft start date:  [_][_]   [_][_]   [_][_]   ___________________________      $_______________________________
                                       Month  Day (1-28)  Year    Checking account number           Monthly amount
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     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of
     Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

================================================================================
 8   Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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 9   Replacement Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE:[_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

     (Attach a state replacement form if required by the state in which the application is signed.)

     ___________________________________________________________________________
     Company name

     ___________________________________________________________________________
     Plan name                                               Year issued

================================================================================
     Fraud Warning Residents of all states except Virginia and Washington, please note:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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 10  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
     I/We acknowledge receipt of current prospectuses for American Legacy III C and American Funds Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.
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
     __________________________________________________________________________________________
     Signed at (city)                                      State
                                                                                                      Date [_][_]  [_][_]  [_][_]
                                                                                                           Month    Day     Year
     ______________________________________________        _____________________________________
     Signature of Contract Owner                           Joint Contract Owner (if applicable)

     ___________________________________________________________________________________________
     Signed at (city)                                      State
                                                                                                      Date [_][_]  [_][_]  [_][_]
                                                                                                           Month    Day     Year
     ____________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
====================================================================================================================================
                            FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
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                 THE FOLLOWING SECTIONS MUST BE COMPLETED BY
       THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
===============================================================================
 11  Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                   $
      __________________________________________________________________________
      Company name                                 Year issued     Amount
================================================================================
 12  Additional Remarks

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________
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 13  Dealer Information     Note: Licensing appointment with Lincoln Life is
                                  required for this application to be processed.
                                  If more than one representative, please
                                  indicate names and percentages in Section 12.
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
     ___________________________________________________________________________              [_][_][_]-[_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)                     Registered representative's
                                                                                                      telephone number

     ___________________________________________________________________________               [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                             Registered representative's SSN

     _____________________________________________________________________________________________________________________________
     Dealer's name

     ______________________________________________________________________________________________________________________________
     Branch address                                         City                                             State             ZIP
     [_] CHECK IF BROKER CHANGE OF ADDRESS
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 14  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

     ___________________________________________________________________________
     Signature
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
                                      Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

[LOGO OF AMERICAN LEGACY III]         Lincoln Life                     By Express Mail:  Lincoln Life
                                      P.O. Box 2348                                      Attention: American Legacy Operations
                                      Fort Wayne, IN 46801-2348                          1300 South Clinton Street
                                                                                         Fort Wayne, IN 46802

                                      If you have any questions regarding this application, call Lincoln Life at 800 942-5500.
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